VARIABLE ANNUITY FUNDS D, E, F, G, H, I

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H, I

Supplement dated October 7, 2005

This supplement updates certain information contained in your current variable annuity prospectus. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

ReliaStar Life Insurance Company of New York (the "Company") and ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H, I ("Variable Account") have filed an application with the Securities and Exchange Commission to permit certain funds in which the subaccounts of the Variable Account invest (the "Replaced Funds") to be replaced with certain other funds (the "Substitute Funds").

Reasons for the Substitutions. The principal purposes of the substitutions are as follows:

  Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

  Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds, generally managed by third party asset managers, will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

  Due Diligence. The substitutions will allow the Company to respond to concerns identified in their due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance, customer service, operational support, regulatory investigations, legal proceedings and claims.

The following funds are involved in the substitutions:
Replaced Funds	Substitute Funds

Oppenheimer Capital Appreciation Fund (Class A)	ING Mercury Large Cap Growth Portfolio (Class S)

Eaton Vance Income Fund of Boston (Class A)	ING PIMCO High Yield Portfolio (Class S)
Oppenheimer High Yield Fund (Class A)

Oppenheimer Money Market Fund (Class A)	ING VP Money Market Portfolio (Class I)

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Important Information about the Proposed Substitutions.

  Prior to the effective date of the substitutions you will receive another prospectus supplement which will indicate the effective date of the substitutions, provide you with further details about each Substitute Fund and reiterate your rights related to the substitutions. You will also receive a prospectus for each of the Substitute Funds.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions all amounts you have allocated to a subaccount which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your contract value immediately before the substitutions will equal your contract value immediately after the substitutions.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund will be provided to you prior to the date of the substitutions.

  The investment objective and policies of each Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund along with information about each Substitute Fund's investment adviser/subadviser will be provided to you prior to the date of the substitutions.

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